                                                                   EXHIBIT 14(a)


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Accountants" and "Financial Highlights", and to the use of our report dated September 10, 2002, on the financial statements and financial highlights of the AIM High Yield Fund (one of the portfolios constituting AIM Investment Securities Funds) as of and for the year ended July 31, 2002 in the Registration Statement filed on Form N-14.



                                                    /s/ ERNST & YOUNG LLP

Houston, Texas
August 11, 2003

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Accountants" and "Financial Highlights", and to the use of our report dated September 10, 2002, on the financial statements and financial highlights of the AIM Income Fund (one of the portfolios constituting AIM Investment Securities Funds) as of and for the year ended July 31, 2002 in the Registration Statement filed on Form N-14.



                                                  /s/ ERNST & YOUNG LLP

Houston, Texas
August 11, 2003

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Accountants" and "Financial Highlights", and to the use of our report dated September 10, 2002, on the financial statements and financial highlights of the AIM Intermediate Government Fund (one of the portfolios constituting AIM Investment Securities Funds) as of and for the year ended July 31, 2002 in the Registration Statement filed on Form N-14.



                                                     /s/ ERNST & YOUNG LLP

Houston, Texas
August 11, 2003

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Accountants" and "Financial Highlights", and to the use of our report dated September 10, 2002, on the financial statements and financial highlights of the AIM Money Market Fund (one of the portfolios constituting AIM Investment Securities Funds) as of and for the year ended July 31, 2002 in the Registration Statement filed on Form N-14.



                                                     /s/ ERNST & YOUNG LLP

Houston, Texas
August 11, 2003

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Accountants" and "Financial Highlights", and to the use of our report dated September 10, 2002, on the financial statements and financial highlights of the AIM Municipal Bond Fund (one of the portfolios constituting AIM Investment Securities Funds) as of and for the year ended July 31, 2002 in the Registration Statement filed on Form N-14.



                                                    /s/ ERNST & YOUNG LLP

Houston, Texas
August 11, 2003